----------------------------------------------------
LIBERTY INTERMEDIATE TAX-EXEMPT FUND   ANNUAL REPORT
----------------------------------------------------

November 30, 2000

[graphic omitted]

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

I am pleased to present to you the annual report for the Liberty Intermediate Tax-Exempt Fund for the 12-month period that ended November 30, 2000.


We have seen two distinct cycles in the bond market over the past 12 months. During the first half of the year, the economy was continuing its rapid growth. Consumer confidence and spending were at high levels. Productivity increases offset rising labor and production costs. However, the shadow looming over this period was OPEC's response to the global demand for oil. OPEC's cut in production levels raised oil prices and contributed to an increase in the rate of inflation. The Federal Reserve Board, continuing with its efforts to engineer a slowing of domestic growth, raised interest rates in order to stave off inflation. It was a volatile time for the municipal bond market. The second half of the year, however, was markedly different.

Economic indicators reflected a slowing in the domestic economy. Housing starts were at their lowest levels in two years. Auto manufacturers announced cuts in production. There were also signs of a decline in consumer and capital spending levels for this period. In this environment of declining economic growth, the bond market stabilized. Municipals, for the most part, mirrored Treasury securities and rallied as yields declined.

Although neither a declining inflation rate -- which has remained on a steady downward slope since the first quarter of this year -- nor a slowdown in economic activity prompted the Federal Reserve to cut interest rates before the end of 1999. When indicators revealed that the economy was slowing faster than expected, the Federal Reserve responded by cutting its benchmark interest rate by one half of a percentage point on January 4, 2001.

The following report provides specific information about the Fund's performance and the strategies used by your Fund's portfolio manager during this period. Thank you for choosing Liberty Intermediate Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President

January 11 2001

---------------------------
Not FDIC  May Lose Value
 Insured  No Bank Guarantee
---------------------------


Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue or come to pass.

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

>    IN THE FIRST SIX MONTHS, ECONOMY GREW RAPIDLY

     The domestic economy continued to grow rapidly during the first half of 2000. Concerns over rising inflation prompted the Federal Reserve Board to increase short-term interest rates. Since bond prices react inversely to changes in interest rates, prices fell.

>    HIGH-YIELD SECURITIES PERFORMED POORLY

     The overall poor performance of high-yield municipal bonds helped the Fund's performance this fiscal year since the Fund was underweighted in these securities.

>    INDICATIONS OF SLOWING GROWTH

     The economic indicators for the latter half of 2000 revealed that the growth of the U.S. economy was slowing. Housing, retail, and labor statistics were all down slightly. The inflation rate continued its decline during the third quarter. We believe that the Federal Reserve Board's concerns over a rising inflation rate have abated, since the Fed cut short-term interest rates in early January, 2001. A cut in rates should be beneficial to the bond market.

      PERFORMANCE OF THE FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
                               12/1/99 - 11/30/00

Liberty Intermediate Tax-Exempt Fund, Class A without sales charge        6.36%
Lehman Brothers Municipal Bond Index                                      8.18%

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.


                  NET ASSET VALUE PER SHARE
                  AS OF 11/30/00
                  Class A                   $7.88
                  -------------------------------
                  Class B                   $7.88
                  -------------------------------
                  Class C                   $7.88
                  -------------------------------

                  DISTRIBUTIONS DECLARED
                  PER SHARE 12/1/99 - 11/30/00(1)
                  Class A                  $0.360
                  -------------------------------
                  Class B                  $0.309
                  -------------------------------
                  Class C                  $0.344
                  -------------------------------

(1) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
-------------------------------------------------------------------------------

                  SEC YIELDS ON 11/30/00

                  Class A                   3.77%
                  -------------------------------
                  Class B                   3.24%
                  -------------------------------
                  Class C                   3.70%
                  -------------------------------

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.47%, 2.93% and 3.38% for Class A, B and C shares, respectively.

                  TAXABLE-EQUIVALENT SEC YIELDS ON 11/30/00

                  Class A                   6.24%
                  -------------------------------
                  Class B                   5.36%
                  -------------------------------
                  Class C                   6.13%
                  -------------------------------

Taxable-equivalent SEC yields are based on the maximum effective 39.6% federal income tax rate. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions which occur when adjusted gross income exceeds certain levels.

SOLD
-------------------------------------------------------------------------------
Throughout the year, we took advantage of the richness of California municipal bonds by selling them and purchasing non-California municipals.

BOUGHT
-------------------------------------------------------------------------------
CA METROPOLITAN WATER DISTRICT (2% of net assets) is the key wholesale provider of water to Southern California. It services 300 communities, supplying approximately 60% of the water to roughly 17 million residents. The essential nature of this service, coupled with the effective management of the agency and its strong financial position, made this an attractive investment.

FUND PERFORMANCE

For the 12-month period that ended November 30, 2000, the total return, without sales charge, for the Liberty Intermediate Tax-Exempt Fund was 6.36% for its Class A shares. The Fund underperformed its benchmark index. For the same period, the Lehman Brothers Municipal Bond Index posted a return of 8.18%. The Lehman Brothers Municipal Bond Index is an unmanaged index and does not have fees or expenses. Neither the public nor institutions can invest in this index.

The Fund's performance was better than the average for its Lipper peer group.(1) The Lipper Intermediate Municipal Debt Universe Average returned 5.80%. Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives. We believe that, when compared to its peers, the Fund's performance benefited from the relatively strong performance of bonds in the intermediate sector while the short-term sectors were generally weaker.

INTERMEDIATE-TERM BONDS -- THE PLACE TO BE

We positioned the Fund so that it would have exposure to longer-term bonds. In this Fund, we can have exposure on the longer end; it's just that the average weighted life of the portfolio can't be longer than 10 years. We believe this exposure to long-term bonds positioned the Fund to take advantage of any market rallies over the course of the year. Our strategy was to position the Fund in that 14- to 20-year area. And to the extent that we were able to overweight our portfolio in longer-term bonds, it was a fairly successful strategy.

Relative to its peer group, the Fund was underweight in high-yield securities. We believe this factor assisted the Fund's performance.

During the first half of this year, we pursued a cautious strategy in terms of lengthening the Fund's duration. Duration is a measurement of a bond's sensitivity to changes in interest rates. We tried to keep a lower average duration at the beginning of the year when the domestic economy was still growing and interest rates were rising. When we saw indications that economic growth was slowing, our strategy was to extend the Fund's duration. This decision coincided with the beginning of a market rally.

(1) The total return calculated for the Lipper Intermediate Municipal Debt Universe Average was 5.80% for the 12-month period that ended November 30, 2000. The Fund's Class A shares were ranked in the first quartile for one year (29 out of 119), in the first quartile for five years (15 out of 99), and in the second quartile for life (46 out of 125). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

During the year's latter half, we tried to improve the Fund's performance by increasing the sensitivity of some of the Fund's holdings to changing interest rates. We attempted this, in part, by increasing the position of zero-coupon bonds. By definition, zero-coupon bonds (or zeros) are debt securities that do not pay interest on a current basis but rather at maturity. Since zeros are traditionally sold at a deep discount to make up for the absence of these interest payments, when interest rates decline, the value of these bonds increase. By adding zeros, we believe the Fund should perform well in a declining interest rate environment.

OUTLOOK

The economic indicators are suggesting that domestic economic growth is slowing. The advance report on the gross domestic product for the third quarter of 2000 announced a growth rate of 3.1% (excluding government spending) which was lower than expected. Retail sales and labor statistics are considerably softer. Capital spending will likely decrease in the months ahead. Although high earlier this year, energy prices have dipped slightly. The rate of inflation -- always of great concern to the Federal Reserve Board -- has been declining steadily throughout the year. To prevent the economy from stalling, the Federal Reserve cut its short-term interest rate by one half of a percentage point in the beginning of 2001. A decrease in interest rates generally has a positive effect on the bond market.

/s/ William C. Loring, Jr.          /s/ Veronica M. Wallace

WILLIAM C. LORING, JR. and VERONICA M. WALLACE serve as co-managers of the Fund. Mr. Loring, a senior vice president of Colonial Management Associates, has managed various other Liberty tax-exempt funds since 1986. Ms. Wallace, a vice president of the Colonial Management Associates, has managed ither Liberty municipal funds since 1995.


The Fund involves certain risks, such as credit risks associated with lower-rated bonds and changes in interest rates. High-yield municipal bond investing carries increased credit risks.


QUALITY BREAKDOWNS (%)
11/30/00 VS. 11/30/99

                    FUND AS OF 11/30/00                 FUND AS OF 11/30/99

AAA                        64.9%                               55.8%
AA                         16.2%                               19.5%
A                           9.8%                               12.7%
BBB                         6.3%                                8.3%
B                           0.4%                                0.4%
NOT RATED                   1.1%                                1.5%
CASH EQUIVALENTS            1.3%                                1.8%

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.



                  MATURITY BREAKDOWNS
                  AS OF 11/30/00

                  0 - 1 years                    0.3%
                  -----------------------------------
                  1 - 3 years                    7.3%
                  -----------------------------------
                  3 - 5                         18.2%
                  -----------------------------------
                  5 - 7                         16.3%
                  -----------------------------------
                  7 - 10                        20.2%
                  -----------------------------------
                  10 - 15                       27.7%
                  -----------------------------------
                  15 - 20                        4.7%
                  -----------------------------------
                  20 - 25                        4.0%
                  -----------------------------------
                  Cash equivalents               1.3%
                  -----------------------------------

Maturity breakdown is calculated as a percentage of total investments, including short-term obligations, based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity.

Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these quality and maturity breakdowns in the future.

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM 2/1/93 - 11/30/00

                                  Without           With
                                   Sales           Sales
                                   Charge          Charge
                  ---------------------------------------
                  Class A          $15,220        $14,725
                  ---------------------------------------
                  Class B          $14,467        $14,467
                  ---------------------------------------
                  Class C          $14,686        $14,686
                  ---------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 2/1/93 - 11/30/00

                  CLASS A SHARES         CLASS A SHARES        LEHMAN MUNICIPAL
                WITH SALES CHARGE     WITHOUT SALES CHARGE        BOND INDEX

FEBRUARY 1993       $10,000                $10,000                 $10,000
NOVEMBER 2000       $14,725                $15,220                 $16,023

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, an index does not incur fees or charges. Index performance is from January 31, 1993. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/00

Share Class          A                    B                   C
Inception          2/1/93               2/1/93              8/1/97
-----------------------------------------------------------------------
              Without     With    Without     With    Without    With
               Sales     Sales     Sales      Sales    Sales     Sales
               Charge    Charge    Charge     Charge   Charge    Charge
-----------------------------------------------------------------------
1 year          6.36%     2.90%     5.67%     1.67%     6.15%     5.15%
-----------------------------------------------------------------------
5 years         4.85      4.16      4.17      4.17      4.48      4.48
-----------------------------------------------------------------------
Life of Fund    5.51      5.07      4.83      4.83      5.03      5.03
-----------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/00

Share Class          A                    B                   C
-----------------------------------------------------------------------
              Without     With    Without     With    Without    With
               Sales     Sales     Sales      Sales    Sales     Sales
               Charge    Charge    Charge     Charge   Charge    Charge
-----------------------------------------------------------------------
1 year          4.98%     1.56%     4.30%     0.30%     4.76%     3.76%
-----------------------------------------------------------------------
5 years         5.01      4.32      4.33      4.33      4.63      4.63
-----------------------------------------------------------------------
Life of Fund    5.44      4.99      4.76      4.76      4.96      4.96


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 3.25% charge for Class A shares. The contingent deferred sales charges (CDSC) returns reflect the applicable CDSC for the holding period after purchase as follows: through first year -- 4%, second year -- 3%, third year -- 2%, fourth year -- 1%, thereafter -- 0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C performance information includes returns of the Fund's Class B shares (the oldest existing fund class with a similar expense structure) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and Class C shares.

--------------------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
November 30, 2000
(In thousands)

MUNICIPAL BONDS - 96.9%                                                                            PAR        VALUE
--------------------------------------------------------------------------------------------------------------------
EDUCATION - 7.7%
EDUCATION - 6.1%
IL State Development Finance Authority, Bradley University, Series 1999,
  5.375% 8/1/19                                                                                 $  225       $   223
IL State Development Finance Authority, Latin School of Chicago, Series 1998,
  5.200% 8/1/11                                                                                    250           240
NY State Dormitory Authority, Series 2000,
  5.000% 5/15/05                                                                                   685           698
VT State Educational & Health Buildings Finance Agency, Norwich University, Series 1998,
  5.750% 7/1/13                                                                                    100            99
WV State University, Series 2000 A,
  (a) 4/1/15                                                                                       250           115
                                                                                                             -------
                                                                                                               1,375
                                                                                                             -------
STUDENT LOANS - 1.6%
NM State Educational Assistance Foundation, Series 1 A,
  6.200% 12/1/01                                                                                   360           365
                                                                                                             -------
--------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 4.9%
HOSPITALS
AL East Health Care Authority, Health Care Facilities and Tax Anticipation, Series 1993
  5.625% 9/1/04                                                                                     50            52
LA State Public Facilities Authority, Touro Infirmary, Series 1999,
  5.200% 8/15/10                                                                                   150           139
NY State Dormitory Authority:
  Mount Sinai Health Obligation Group,
  Series 2000, 6.500% 7/1/25                                                                       200           207
  St. Clares Hospital, Series 1998 B,
  4.900% 2/15/09                                                                                   250           250
OH Green Springs, St. Francis Health Care Center, Series 1994 A,
  7.000% 5/15/04                                                                                   100           100
TX Health Facilities Development Corp.
  Hospital, All Saints Episcopal Hospitals, Series 1993 A,
  5.800% 8/15/04                                                                                    80            83
TX Tarrant County Health Facilities Development Corp. Hospital, Fort
  Worth Osteopathic Hospital, Series 1993,
  5.800% 5/15/04                                                                                    50            52
WV State Hospital Finance Authority, Series 2000 A,
  6.750% 9/1/22                                                                                    225           230
                                                                                                             -------
                                                                                                               1,113
                                                                                                             -------
--------------------------------------------------------------------------------------------------------------------
HOUSING - 5.9%
MULTI-FAMILY - 1.3%
MA State Housing Finance Agency, Series 1992 C,
  6.350% 5/15/03                                                                                   200           207
NJ State Housing and Mortgage Finance Agency,
  6.500% 5/1/03                                                                                     85            87
                                                                                                             -------
                                                                                                                 294
                                                                                                             -------
SINGLE FAMILY - 4.6%
MD Montgomery County Housing Commission, Series A,
  5.750% 7/1/13                                                                                    220           228
NE State Investment Authority, Series C, 5.650% 9/1/07                                             495           509
RI Housing and Mortgage Finance Corp., Homeownership Opportunity, Series 6-B:
  6.500% 4/1/03                                                                                    100           102
  6.500% 10/1/03                                                                                   200           205
                                                                                                             -------
                                                                                                               1,044
                                                                                                             -------
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 0.4%
MANUFACTURING
SC State Economic Development Authority, Caterpillar, Inc., Series 1998,
  5.050% 6/1/08                                                                                    100            96
                                                                                                             -------
--------------------------------------------------------------------------------------------------------------------
OTHER - 11.5%
REFUNDED/ESCROWED (b)
CA Sacramento Cogeneration Authority, Procter & Gamble Project,
  6.500% 7/1/14                                                                                    500           557
HI Honolulu City & County, Series 1995, 6.000% 11/1/10                                             135           148
IL State Health Facilities Authority, Edgewater Medical Center, Series A,
  9.250% 7/1/24                                                                                     95           109
MI Dickinson County, Memorial Hospital System,
  7.625% 11/1/05                                                                                   195           207
OH Cuyahoga County, Meridia Health System,
  6.300% 8/15/06                                                                                   890           970
OH Olmstead Falls Local School District,
  6.850% 12/15/11 (c)                                                                              550           607
                                                                                                             -------
                                                                                                               2,598
                                                                                                             -------
--------------------------------------------------------------------------------------------------------------------
OTHER REVENUE - 0.3%
RETAIL
IA State Finance Authority, Mason City Shopping Center,
  8.500% 12/1/04                                                                                    50            51
OH Lake County, North Madison Properties, Series 1993,
  8.069% 9/1/01                                                                                     25            25
                                                                                                             -------
                                                                                                                  76
                                                                                                             -------
RESOURCE RECOVERY - 2.3%
DISPOSAL - 1.3%
IL Development Finance Authority, Waste Management, Inc., Series 1997,
  5.050% 1/1/10                                                                                    250           219
MA State Industrial Finance Agency, Peabody Monofill Associates, Inc., Series 1995,
  9.000% 9/1/05                                                                                     65            68
                                                                                                             -------
                                                                                                                 287
                                                                                                             -------
RESOURCE RECOVERY - 1.0%
MA State Industrial Finance Agency, Ogden Hill Project, Series 1998 A,
  5.450% 12/1/12                                                                                   250           236
                                                                                                             -------
--------------------------------------------------------------------------------------------------------------------
TAX-BACKED - 40.8%
LOCAL APPROPRIATED - 0.2%
AZ Phoenix Civic Improvement Corp., Waste Water Lease, Series 1993,
  5.750% 7/1/04                                                                                     50            52
                                                                                                             -------
LOCAL GENERAL OBLIGATIONS - 18.8%
AZ Maricopa County Unified School District No. 69, Paradise Valley, Series 1995,
  6.350% 7/1/10                                                                                    500           562
AZ Phoenix General Obligation, 6.125% 7/1/03                                                       250           260
CA Carlsbad Unified School District, Series 1997,
  (a) 11/1/14                                                                                      300           147
CA Natomas Unified School District, Series 1999,
  5.850% 3/1/15                                                                                    250           277
CA Yuba City Unified School District, Series 2000,
  (a) 9/1/16                                                                                       260           113
HI Honolulu City & County, Series 1995, 6.000% 11/1/10                                             365           399
MI Berkley, City School District,
  7.000% 1/1/09                                                                                    500           573
MN West St. Paul, Independent School District No. 197,
  (a) 2/1/04                                                                                       500           432
NY New York City, Series 1997 A,
  7.000% 8/1/06                                                                                    850           946
OH Strongsville,
  6.000% 12/1/06                                                                                   500           531
                                                                                                             -------
                                                                                                               4,240
                                                                                                             -------
SPECIAL NON-PROPERTY TAX - 5.9%
GA Metropolitan Atlanta Rapid Transit Authority, Series 1998 A,
  6.250% 7/1/10                                                                                  1,000         1,118
LA Sulphur Public Import Sales and Use Tax, Series 1993 ST,
  5.650% 4/1/04                                                                                     50            52
NY State Local Government Assistance Corp., Series C,
  6.000% 4/1/12                                                                                    150           164
                                                                                                             -------
                                                                                                               1,334
                                                                                                             -------
SPECIAL PROPERTY TAX - 2.4%
MO State Development Finance Board, Midtown Redevelopment Project, Series 2000 A,
  6.000% 4/1/14                                                                                    500           535
                                                                                                             -------
STATE APPROPRIATED - 8.6%
KS State Development Authority Lease Juvenile Detention Facility Project, Series 1992 H,
  5.750% 6/1/02                                                                                     60            61
KY State Turnpike Authority Economic Development Revitalization Projects, Series 1992,
  5.500% 1/1/01                                                                                     50            50
NY New York Dormitory Authority,
  New York City University, Series A,
  5.625% 7/1/16                                                                                    500           527
NY State Urban Development Corp.:
  5.750% 04/01/11                                                                                  500           532
  6.250% 4/1/02                                                                                    250           256
OH State Higher Education Commission, Series II B,
  5.750% 11/1/04                                                                                   500           522
                                                                                                             -------
                                                                                                               1,948
                                                                                                             -------
STATE GENERAL OBLIGATIONS - 4.9%
MA State, Series 1998 C, 5.250% 8/1/12                                                             500           511
NJ State, General Obligation, Series D,
  (a) 2/15/04                                                                                       90            78
TX State, Series A, 5.800% 10/1/04                                                                 500           522
                                                                                                             -------
                                                                                                               1,111
                                                                                                             -------
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 14.9%
AIR TRANSPORTATION - 0.9%
IL Chicago O'Hare International Airport, United Airlines, Inc., Series 2000 A,
  6.750% 11/1/11                                                                                   200           204
                                                                                                             -------
AIRPORT - 3.8%
FL Greater Orlando Aviation Authority, Series 1999 A,
  5.250% 10/1/09                                                                                   320           326
NY Monroe County Airport Authority Greater Rochester International Airport, Series 1999,
  5.750% 1/1/12                                                                                    500           530
                                                                                                             -------
                                                                                                                 856
                                                                                                             -------
TOLL FACILITIES - 5.4%
CO Public Highway Authority, Series 2000 B,
  (a) 09/01/18                                                                                     500           187
OH State Turnpike Commission, Series 1996 A, 6.000% 02/15/06 (c)                                   500           533
PA State Turnpike Commission, Series 1998 A, 5.250% 12/01/14                                       500           505
                                                                                                             -------
                                                                                                               1,225
                                                                                                             -------
TRANSPORTATION - 4.8%
CO State Department of Transportation, Series 2000,
  6.000% 6/15/12                                                                                   500           541
DC Metropolitan Area Transit Authority, 6.000% 7/1/07                                              250           269
WA Port of Seattle, Series A,
  6.000% 10/1/08 (c)                                                                               250           270
                                                                                                             -------
                                                                                                               1,080
                                                                                                             -------
--------------------------------------------------------------------------------------------------------------------
UTILITY - 8.2%
INVESTOR OWNED - 0.6%
MN Anoka County, Northern States Power Co., Series 1998,
  4.600% 12/1/08                                                                                   125           121
                                                                                                             -------
JOINT POWER AUTHORITY - 0.5%
TX State Municipal Power Agency,
  (a) 9/1/15                                                                                       250           113
                                                                                                             -------
MUNICIPAL ELECTRIC - 0.2%
WA Grant County Public Utilities, District Number 002 Electric System, Series 1993 E,
  5.300% 1/1/03                                                                                     50            50
                                                                                                             -------
WATER & SEWER - 6.9%
AZ State Central Water Conservation District, Central Arizona Project, Series A,
  5.500% 11/1/08                                                                                   250           264
CA Metropolitan Water District, Series 1998 A,
  4.750% 7/1/22                                                                                    500           454
TX Houston Water & Sewer System, Series C,
  5.900% 12/1/2005                                                                                 800           847
                                                                                                             -------
                                                                                                               1,565
                                                                                                             -------
TOTAL MUNICIPAL BONDS (cost of $21,092)(d)                                                                    21,918
                                                                                                             -------
SHORT-TERM OBLIGATION - 1.3%
--------------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (d)
IA Woodbury County, Siouxland Medical Educational Foundation, Series 1996,
  4.250% 11/1/16                                                                                $  300       $   300
                                                                                                             -------

OTHER ASSETS & LIABILITIES, NET - 1.8%                                                                           402
--------------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                          $22,620
                                                                                                             =======

NOTES TO INVESTMENT PORTFOLIO:

--------------------------------------------------------------------------------------------------------------------
(a) Zero coupon bond.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of interest and principal.
(c) This security, or a portion thereof, with a total market value of $1,410 is being used to collateralize open futures contracts.
(d) Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rate listed is as of November 30, 2000.

Long futures contract open on November 30, 2000,

                                   PAR VALUE                                             UNREALIZED
                                   COVERED BY                 EXPIRATION                APPRECIATION
         TYPE                      CONTRACTS                    MONTH                   AT 11/30/00
---------------------------------------------------------------------------------------------------------
Treasury Bond                        1,100                      March                       $18

Short futures contract open on November 30, 2000,

                                   PAR VALUE                                             UNREALIZED
                                   COVERED BY                 EXPIRATION                DEPRECIATION
         TYPE                      CONTRACTS                    MONTH                   AT 11/30/00
---------------------------------------------------------------------------------------------------------
Treasury Bond                          200                      March                       $(4)

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
November 30, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $21,092)                                  $21,918
Short-term obligations                                                   300
                                                                     -------

                                                                      22,218
Receivable for:
  Investments sold                                        $  40
  Interest                                                  382
  Expense reimbursement due from Advisor                     22
  Variation margin on futures                                 7
  Fund shares sold                                            1
Other                                                        54          506
                                                          -----      -------
  Total Assets                                                        22,724
                                                                     -------

LIABILITIES
Payable for:
  Fund shares repurchased                                     4
  Distributions                                              27
Accrued:
  Management fee                                             10
  Transfer agent fee                                          4
  Bookkeeping fee                                             2
  Deferred Trustees fees                                      1
Other                                                        56
                                                          -----
  Total Liabilities                                                      104
                                                                     -------
NET ASSETS                                                           $22,620
                                                                     -------
Net asset value & redemption price per share --
Class A ($12,846/1,629)                                              $  7.88(a)
                                                                     -------
Maximum offering price per share --
Class A ($7.88/0.9675)                                               $  8.14(b)
                                                                     -------
Net asset value & offering price per
share -- Class B ($8,423/1,069)                                      $  7.88(a)
                                                                     -------
Net asset value & offering price per
share -- Class C ($1,351/171)                                        $  7.88(a)
                                                                     -------
COMPOSITION OF NET ASSETS
Capital paid in                                                      $22,318
Overdistributed net investment income                                    (32)
Accumulated net realized loss                                           (506)
Net unrealized appreciation on:
  Investments                                                            826
  Open futures contracts                                                  14
                                                                     -------
                                                                     $22,620
                                                                     -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $100,000 or more, the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended November 30, 2000
(In thousands)

INVESTMENT INCOME
Interest                                                             $  1,240

EXPENSES
Management fee                                             $  126
Service fee                                                    46
Distribution fee -- Class B                                    58
Distribution fee -- Class C                                    10
Transfer agent fee                                             43
Bookkeeping fee                                                27
Trustees fee                                                    6
Custodian fee                                                   3
Audit fee                                                      18
Legal fee                                                       6
Registration fee                                               21
Reports to shareholders                                        23
Other                                                          12
                                                           ------
    Total expenses                                            399
Fees and expenses waived or borne by the Advisor            (145)
Custodian credits earned                                      (3)

Distribution fees waived by the Distributor -- Class C        (7)         244
                                                           ------    --------
Net Investment Income                                                     996
                                                                     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                               (114)
  Closed futures contracts                                   (98)
                                                           ------
    Net realized loss                                                    (212)
Net change in unrealized appreciation/depreciation
  during the period on:
  Investments                                                 568
  Open futures contracts                                        6
                                                           ------
    Net Change in Unrealized Appreciation/Depreciation                    574
                                                                     --------
Net Gain                                                                  362
                                                                     --------
Increase in Net Assets from
  Operations                                                           $1,358
                                                                     --------

See notes to financial statements.

-------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
(In thousands)

                                                                           YEAR ENDED NOVEMBER 30,
                                                                        ----------------------------
INCREASE (DECREASE) IN NET ASSETS                                        2000                   1999
-------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                    $   996                $   986
Net realized gain (loss)                                                    (212)                    30
Net change in unrealized appreciation/depreciation                           574                 (1,177)
                                                                         -------                -------
    Net Increase (Decrease) from Operations                                1,358                   (161)
DISTRIBUTIONS
From net investment income -- Class A                                       (575)                  (572)
From net investment income -- Class B                                       (359)                  (356)
From net investment income -- Class C                                        (72)                   (48)
                                                                         -------                -------
                                                                             354                 (1,137)
                                                                         -------                -------
FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                                        2,720                  3,921
Value of distributions reinvested -- Class A                                 316                    366
Cost of shares repurchased -- Class A                                     (2,201)                (5,911)
                                                                         -------                -------
                                                                             835                 (1,624)
                                                                         -------                -------
Receipts for shares sold -- Class B                                          843                  1,761
Value of distributions reinvested -- Class B                                 179                    208
Cost of shares repurchased -- Class B                                     (2,388)                (1,349)
                                                                         -------                -------
                                                                          (1,366)                   620
                                                                         -------                -------
Receipts for shares sold -- Class C                                          548                  1,127
Value of distributions reinvested -- Class C                                  35                     29
Cost of shares repurchased -- Class C                                       (959)                  (264)
                                                                         -------                -------
                                                                            (376)                   892
                                                                         -------                -------
    Net Decrease from Fund Share Transactions                               (907)                  (112)
                                                                         -------                -------
    Total Decrease                                                          (553)                (1,249)

NET ASSETS
Beginning of period                                                       23,173                 24,422
                                                                         -------                -------
End of period (net of overdistributed net investment income of $32
  and $9, respectively)                                                  $22,620                $23,173
                                                                         -------                -------

NUMBER OF FUND SHARES
Sold -- Class A                                                              351                    488
Issued for distributions reinvested -- Class A                                40                     46
Repurchased -- Class A                                                      (285)                  (739)
                                                                         -------                -------
                                                                             106                   (205)
                                                                         -------                -------
Sold -- Class B                                                              108                    219
Issued for distributions reinvested -- Class B                                25                     26
Repurchased -- Class B                                                      (309)                  (168)
                                                                         -------                -------
                                                                            (176)                    77
                                                                         -------                -------
Sold -- Class C                                                               72                    142
Issued for distributions reinvested -- Class C                                 4                      3
Repurchased -- Class C                                                      (124)                   (33)
                                                                         -------                -------
                                                                             (48)                   112
                                                                         -------                -------

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
November 30, 2000


NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Liberty Intermediate Tax Exempt Fund (formerly Colonial Intermediate Tax-Exempt
Fund) (the Fund), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective December 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will be required to amortize premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The Fund currently has not determined the impact of the adoption of the new accounting policy.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor is the Fund's principal underwriter. For the year ended November 30, 2000 the Fund has been advised that the Distributor retained net underwriting discounts of $11,899 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $1,335, $9,372 and $901 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.20% annually of the Fund's net assets as of 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65% annually of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.20% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $3,038 of custodian fees were reduced by balance credits applied during the year ended November 30, 2000. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the year ended November 30, 2000, purchases and sales of investments, other than short-term obligations, were $4,804,408 and $5,731,861, respectively.

Unrealized appreciation (depreciation) at November 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation                                $902,559
    Gross unrealized depreciation                                 (76,528)
                                                                 --------
        Net unrealized appreciation                              $826,031
                                                                 --------

CAPITAL LOSS CARRYFORWARDS
At November 30, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

       YEAR OF EXPIRATION          CAPITAL LOSS CARRYFORWARD
       ------------------          -------------------------
              2003                         $ 90,000
              2007                           81,000
              2008                          118,000
                                           --------
                                           $289,000
                                           --------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended November 30, 2000.

NOTE 5. PLAN OF REORGANIZATION

The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into Stein Roe Intermediate Municipal Fund. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on January 25, 2001. If approved the reorganization is proposed to take place in January, 2001.

-------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         YEAR ENDED NOVEMBER 30, 2000
                                                           --------------------------------------------------------
                                                              CLASS A                CLASS B                CLASS C
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  7.760               $  7.760               $  7.760
                                                              --------               --------               --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                                     0.357                  0.306                  0.341(c)
Net realized and unrealized loss                                 0.123                  0.123                  0.123
                                                              --------               --------               --------
    Total from Investment Operations                             0.480                  0.429                  0.464
                                                              --------               --------               --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.360)                (0.309)                (0.344)
                                                              --------               --------               --------
Total Distributions declared to Shareholders                    (0.360)                (0.309)                (0.344)
                                                              --------               --------               --------
NET ASSET VALUE, END OF PERIOD                                $  7.880               $  7.880               $  7.880
                                                              --------               --------               --------
Total return (d)(e)                                              6.36%                  5.67%                  6.15%
                                                              --------               --------               --------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                     0.80%                  1.45%                  1.00%(c)
Net investment income (f)                                        4.62%                  3.97%                  4.42%(c)
Fees and expenses waived or borne by the Advisor (f)             0.63%                  0.63%                  0.63%
Portfolio turnover                                                 21%                    21%                    21%
Net assets at end of period (000)                              $12,846               $  8,423               $  1,351

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                                $  0.049               $  0.049               $  0.049
(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis accounting.
(c) Net of fees waived by the Distributor which amounted to $0.035 per share and 0.45%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of $0.001 per share and 0.01%.

---------------------------------------------------------------------------------------------------------------------
2000 FEDERAL TAX INFORMATION (UNAUDITED)

100% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         YEAR ENDED NOVEMBER 30, 1999
                                                            -------------------------------------------------------
                                                              CLASS A                CLASS B                CLASS C
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  8.130               $  8.130               $  8.130
                                                              --------               --------               --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                        0.349                  0.297                  0.333(b)
Net realized and unrealized loss                                (0.374)                (0.374)                (0.374)
                                                              --------               --------               --------
    Total from Investment Operations                            (0.025)                (0.077)                (0.041)
                                                              --------               --------               --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.345)                (0.293)                (0.329)
                                                              --------               --------               --------
NET ASSET VALUE, END OF PERIOD                                $  7.760               $  7.760               $  7.760
                                                              --------               --------               --------
Total return (c)(d)                                            (0.33)%                (0.98)%                (0.54)%(e)
                                                              --------               --------               --------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                     0.80%                  1.45%                  1.00%(b)
Net investment income (f)                                        4.35%                  3.70%                  4.15%(b)
Fees and expenses waived or borne by the Advisor (f)             0.69%                  0.69%                  0.69%
Portfolio turnover                                                 15%                    15%                    15%
Net assets at end of period (000)                              $11,811               $  9,659               $  1,703

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                                $  0.055               $  0.055               $  0.055
(b) Net of fees waived by the Distributor which amounted to $0.036 per share and 0.45%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.



                                                                         YEAR ENDED NOVEMBER 30, 1998
                                                           ---------------------------------------------------------
                                                              CLASS A                CLASS B                CLASS C
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  7.980               $  7.980               $  7.980
                                                              --------               --------               --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                        0.357                  0.304                  0.341(b)
Net realized and unrealized gain                                 0.179                  0.179                  0.179
                                                              --------               --------               --------
    Total from Investment Operations                             0.536                  0.483                  0.520
                                                              --------               --------               --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.378)                (0.326)                (0.362)
In excess of net investment income                              (0.008)                (0.007)                (0.008)
                                                              --------               --------               --------
    Total Distributions Declared to Shareholders                (0.386)                (0.333)                (0.370)
                                                              --------               --------               --------
NET ASSET VALUE, END OF PERIOD                                $  8.130               $  8.130               $  8.130
                                                              --------               --------               --------
Total return (c)(d)                                              6.88%                  6.17%                  6.66%(e)
                                                              --------               --------               --------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                     0.74%                  1.39%                  0.94%(b)
Net investment income (f)                                        4.44%                  3.79%                  4.24%(b)
Fees and expenses waived or borne by the Advisor (f)             0.58%                  0.58%                  0.58%
Portfolio turnover                                                 10%                    10%                    10%
Net assets at end of period (000)                              $14,051               $  9,504                 $  867

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                                $  0.047               $  0.047               $  0.047
(b) Net of fees waived by the Distributor which amounted to $0.036 per share and 0.45%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

-------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  YEAR ENDED NOVEMBER 30
                                              ------------------------------------------------------------------------
                                                               1997                                      1996
                                              ----------------------------------------         -----------------------
                                                CLASS A       CLASS B     CLASS C(b)             CLASS A       CLASS B
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  7.880      $  7.880     $  8.000              $  7.850      $  7.850
                                                --------      --------     --------              --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                          0.388         0.337        0.121                 0.375         0.324
Net realized and unrealized gain (loss)            0.093         0.093       (0.019)(c)             0.022         0.022
                                                --------      --------     --------              --------      --------
    Total from Investment Operations               0.481         0.430        0.102                 0.397         0.346
                                                --------      --------     --------              --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                       (0.381)       (0.330)      (0.122)               (0.367)       (0.316)
                                                --------      --------     --------              --------      --------
NET ASSET VALUE, END OF PERIOD                  $  7.980      $  7.980     $  7.980              $  7.880      $  7.880
                                                --------      --------     --------              --------      --------
Total return (d)(e)                                6.29%         5.60%        1.29%(f)(g)           5.23%         4.55%
                                                --------      --------     --------              --------      --------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                       0.60%         1.25%        0.80%(i)              0.60%         1.25%
Net investment income (h)                          4.84%         4.19%        4.55%(i)              4.75%         4.10%
Fees and expenses waived or borne by the                                           (i)
Advisor (h)                                        0.85%         0.85%        0.97%                 0.72%         0.72%
Portfolio turnover                                   31%           31%          31%                   20%           20%
Net assets at end of period (000)              $  10,330     $  10,269       $  101             $  12,479     $  13,080

(a) Net of fees and expenses waived or
    borne by the Advisor which amounted to:     $  0.073      $  0.073     $  0.073              $  0.057      $  0.057
(b) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation of fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share in 1997 only. Prior year ratios are net of benefits received, if any.

(i) Annualized.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------


TO THE TRUSTEES OF LIBERTY FUNDS TRUST IV
AND THE SHAREHOLDERS OF LIBERTY INTERMEDIATE TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Intermediate Tax-Exempt Fund (formerly Colonial Intermediate Tax-Exempt Fund), (the Fund), a series of Liberty Funds Trust IV, at November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 11, 2001

TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER

Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY

Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER

Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, Universtiy of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

CHARLES R. NELSON

Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

JOHN J. NEUHAUSER

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO

Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Inc.; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS C. THEOBALD

Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

THOMAS E. STITZEL

Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

-------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty Intermediate Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Intermediate Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.


ANNUAL REPORT:
LIBERTY INTERMEDIATE TAX-EXEMPT FUND

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CHOOSE LIBERTY
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BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

--------------------------------------------------------------------------------
                                 L I B E R T Y
                                 -----------------
                                         F U N D S
--------------------------------------------------------------------------------
ALL-STAR   INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.
--------------------------------------------------------------------------------
COLONIAL   FIXED INCOME AND VALUE STYLE EQUITY INVESTING.
--------------------------------------------------------------------------------
CRABBE
HUSON      A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.
--------------------------------------------------------------------------------
NEWPORT    A LEADER IN INTERNATIONAL INVESTING.(SM)
--------------------------------------------------------------------------------
STEIN ROE
ADVISOR    INNOVATIVE SOLUTIONS FOR GROWTH AND INCOME INVESTING.
--------------------------------------------------------------------------------
KEYPORT
[graphic   A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.
 omitted]
--------------------------------------------------------------------------------
            Liberty's mutual funds are offered by prospectus through
                        Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

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LIBERTY INTERMEDIATE TAX-EXEMPT FUND    ANNUAL REPORT
--------------------------------------------------------------------------------

                                                                --------------
[Graphic                                                          PRSRT STD
 Omitted]  L I B E R T Y                                         U.S. POSTAGE
           -----------------                                        PAID
                   F U N D S                                    HOLLISTON, MA
                                                                PERMIT NO. 20
                                                                --------------

           Liberty Funds Distributor, Inc. (C)2000
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           www.libertyfunds.com

                                                787-02/117E-1200 (1/01) 00/2373